UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 6, 2019

KEZAR LIFE SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38542	47-3366145
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4000 Shoreline Court, Suite 300 South San Francisco, California		94080
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (650) 822-5600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 6, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of Kezar Life Sciences, Inc (the “Company”) approved the following compensation decisions for the Company’s named executive officers, including Marc L. Belsky and Niti Goel who are expected to be named executive officers for the year ended December 31, 2018 (each, an “Executive”).

2018 Cash Bonuses, 2019 Annual Base Salaries and 2019 Bonus Targets

The Committee approved the following 2018 cash bonuses, 2019 annual base salaries, which salaries are effective January 1, 2019, and the 2019 bonus targets for the Executives:

Name and Title	2018 Cash Bonus	2019 Annual Base Salary	2019 Bonus Target
John Fowler, Chief Executive Officer and Director	$248,400	$525,000	50%
Marc L. Belsky, Chief Financial Officer and Secretary	$74,741	$375,000	35%
Christopher Kirk, Ph.D., President, Chief Scientific Officer and Director	$137,970	$410,000	40%
Niti Goel, M.D., Chief Medical Officer	$86,265	$410,000	40%

Annual Equity Grants

The Committee approved an annual grant of options to purchase the Company’s common stock to the Executives pursuant to the Company’s 2018 Equity Incentive Plan (the “Plan”), which grants are set forth in the table below:

Name and Title	Option Shares
John Fowler, Chief Executive Officer and Director	175,000
Marc L. Belsky, Chief Financial Officer and Secretary	60,000
Christopher Kirk, Ph.D., President, Chief Scientific Officer and Director	87,500
Niti Goel, M.D., Chief Medical Officer	75,000

The stock option granted to each Executive has (i) a vesting commencement date of January 6, 2019, (ii) an exercise price of $22.85 per share, the closing price of the Company’s common stock on January 4, 2019 and (iii) a term of 10 years from the grant date. Subject to the Executive’s continued service with the Company on the applicable vesting date, the stock options will vest in 48 equal monthly installments over the four-year period following the grant date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEZAR LIFE SCIENCES, INC.

By:	/s/ Marc L. Belsky
Marc L. Belsky
Chief Financial Officer and Secretary

Dated:  January 8, 2019